SVB Securities Global Biopharma Conference STS101 program and corporate overview NASDAQ: STSA | February 16, 2023 Exhibit 99.1

Disclaimer Important Notice This Presentation contains forward-looking statements concerning the business, operations and financial performance and condition of Satsuma Pharmaceuticals, Inc. (the “Company”), as well as the Company’s plans, objectives and expectations for its business operations and financial performance and condition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about the Company’s expectations regarding the potential safety and efficacy of STS101; the Company’s clinical and regulatory development plans; the Company’s expectations with regard to the ASCEND and SUMMIT trials; the Company’s expectations regarding the potential market size and size of the potential patient populations for STS101, if approved for commercial use; the Company’s commercialization, marketing and manufacturing plans and expectations; the pricing and reimbursement of STS101, if approved; the implementation of the Company’s business model and strategic plans for its business and STS101; the scope of protection the Company is able to establish and maintain for intellectual property rights covering STS101, including the projected terms of patent protection; estimates of the Company’s expenses, future revenue, capital requirements, its need for additional financing and its ability to obtain additional capital; the Company’s future financial performance; and developments and projections relating to the Company’s competitors and the Company’s industry, including competing therapies and procedures. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the accuracy of the Company’s estimates relating to its ability to initiate and/or complete clinical trials; the Company’s ability to demonstrate sufficient evidence of efficacy and safety in its clinical trials of STS101; the Company’s ability to select suitable dosing regimens; the results of preclinical and clinical studies may not be predictive of future results; the unpredictability of the regulatory process; regulatory developments in the United States and foreign countries; the costs of clinical trials may exceed expectations; the Company’s ability to raise additional capital; and the risk that costs of clinical trials and preclinical activities will exceed expectations. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and the timing of events and circumstances and actual results could differ materially from those projected in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. This Presentation discusses STS101, a product candidate that is under clinical study, and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of STS101 for the therapeutic use for which STS101 is being studied.

STS101 (DHE nasal powder for the acute treatment of migraine) Highly differentiated, NDA-stage asset with low regulatory risk and significant commercial potential NDA filing: Q1 2023 Approvable despite SUMMIT Ph3 trial not achieving statistical significance at primary timepoint (2h post-dose), with potential for SUMMIT efficacy results to be included in prescribing information Surveyed physicians intend to prescribe STS101 for ~30% of their patients, irrespective of what efficacy data is included in the label Uniquely addresses unmet clinical needs of many patients within large and growing market Single dose provides sustained efficacy minimal need for re-dosing / rescue Convenient and easy-to-use Efficacy profile supported by results of 1,591-subject RCT (SUMMIT trial) Favorable safety and tolerability demonstrated in > 1,600 subjects who have treated > 10,000 migraine attacks Long exclusivity period expected Drug-device combination product 11 issued U.S. patents, including formulation, device and methods patents, with patents including claims covering STS101 expected to remain unexpired through end of 2039

Corporate summary We are actively exploring alternatives to maximize value for shareholders and seeking a transaction partner that will commercialize STS101 With projected approval by January 2024 (standard 10-month FDA review), STS101 commercial introduction can commence by Q2 2024 Financial Estimated cash and cash equivalents as of December 31, 2022:  $52.5 million (unaudited) Basic shares outstanding as of December 31, 2022:  33.2 million No debt

STS101 is the first and only DHE product with potential for broad utilization Favorable safety and tolerability Low rates of adverse events, including nausea (1.9%) Most common AEs in SUMMIT trial were nasal discomfort (8.3%) and dysgeusia (3.7%) AEs were predominantly mild and transient Simplicity Easy-to-use and easy-to-carry Self-administration of a full dose in seconds No assembly or priming required Proven efficacy in SUMMIT ph3 trial Single dose provides sustained efficacy through 48h Numerical separation vs placebo as early as 1h after treatment Efficacy results superior to those from placebo-controlled trials of approved DHE products Trusted and powerful Active, dihydroergotamine (DHE) has long been considered a gold-standard treatment for migraine

Satsuma pharmaceuticals

STS101 is unique, highly innovative and designed to meet the needs of people with migraine

- ✓ Proprietary and advanced powder formulation technology and single-use nasal delivery device
- ✓ *Simple MucoAdhesive Release Technology (SMART)* combines mucoadhesive drug carrier and engineered drug particle technologies to provide rapid and sustained drug absorption

SMART
Simple MucoAdhesive Release Technology

- ✓ More drug on board faster: ~2-3 fold greater drug exposure with reduced PK variability versus approved DHE liquid nasal sprays—with lower rates of most adverse events
- ✓ Protected by multiple issued formulation, device and methods patents



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Intuitive simple administration – a full dose within seconds 1 2 3 FOLD OFF TAB INSERT IN ONE NOSTRIL SQUEEZE TO DELIVER

STS101 PK profile is optimized to maximize efficacy while minimizing side effects Establishes PK bridge to listed products (MIGRANAL and DHE for injection) required for 505(b)(2) pathway approval Rapidly achieves and sustains target drug plasma concentrations that maximize efficacy while minimizing AEs, in particular iatrogenic nausea STS101 PK profile translates to robust and sustained efficacy More drug on board faster: ~2-3 times greater drug exposure with reduced PK variability versus approved DHE liquid nasal sprays—with lower rates of most adverse events Lower incidence of nausea than DHE for injection

STS101 clinical profile Our Phase 3 pivotal trials, in which ~1,600 subjects treated > 10,000 migraine attacks, indicate: Similar to injected DHE, a single dose of STS101 provides robust and sustained anti-migraine effects with minimal need for re-dosing or rescue STS101 has a favorable safety and tolerability profile, particularly as compared to other DHE products STS101 attributes are aligned with what the majority of patients want in an acute migraine treatment and with the American Headache Society’s consensus goals for acute treatment

SUMMIT Phase 3 efficacy trial primary outcome summary
(1,424 subjects in mITT population)

- Randomized, double-blind, controlled trial comparing STS101 5.2 mg (single dose) and placebo
- STS101 (single dose) demonstrated robust and sustained anti-migraine efficacy, but did reach statistical significance on pre-specified co-primary endpoints of % Free from Pain and % Free from Most-Bothersome Symptom* (MBS) assessed at two hours post-treatment
- Statistically superior (p<0.001) to placebo on both co-primary endpoints at all time points from 3h through 48h


% of Subjects with Freedom from Pain (0–3h, 0–24h)
STS101
Placebo
Co-primary endpoints
assessed at 2h
p=0.1661
p=0.0009
* p<0.001
% Responders
Time from dosing (hours)


% of Subjects with Freedom from MBS (0–3h, 0–24h)
STS101
Placebo
Co-primary endpoints
assessed at 2h
p=0.0552
p=0.0002
* p<0.001
% Responders
Time from dosing (hours)

Subjects who did not report data at a timepoint or who used any rescue medication prior to timepoint were imputed to be treatment failures

*from among photophobia, phonophobia or nausea

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P values for key endpoints in SUMMIT indicate single-dose STS101 provides robust and sustained anti-migraine effects Separation from placebo (p<0.05) on pain relief endpoint by 2h Separation from placebo (p<0.05) on Pain Free, MBS Free, and all other endpoints by 3h Anti-migraine effects maintained across all endpoints through 48h

STS101 provides sustained efficacy with minimal recurrence or need for rescue mediation, as desired by the majority of patients SUMMIT trial endpoint p-value favoring STS101 over placebo Sustained pain-freedom from 2-24h, 3-24h and 4-24h1 0.0479 / 0.0003 / <0.0001 Sustained freedom from MBS from 2-24h, 3-24h and 4-24h1 0.0018 / 0.0001 / <0.0001 Sustained relief from pain from 2-24h, 3-24h, 4-24h and 2-48h1 0.0001 / <0.0001 / <0.0001 / 0.0006 Sustained total migraine freedom2 from 3-24h and 3-48h1 0.0372 / 0.0291 No use of rescue medication within 24h and 48h 0.0001 SUMMIT trial endpoint p-value favoring STS101 over placebo Sustained pain-freedom from 2-24h, 3-24h and 4-24h1 0.0479 / 0.0003 / <0.0001 Sustained freedom from MBS from 2-24h, 3-24h and 4-24h1 0.0018 / 0.0001 / <0.0001 Sustained relief from pain from 2-24h, 3-24h, 4-24h and 2-48h1 0.0001 / <0.0001 / <0.0001 / 0.0006 Sustained total migraine freedom2 from 3-24h and 3-48h1 0.0372 / 0.0291 No use of rescue medication within 24h and 48h 1 with no relapse or use of rescue medications; 2freedom from pain, photophobia, phonophobia & nausea

The time course and durability of STS101’s anti-migraine effects are similar to DHE administered by injection A comparative, double-blind RCT (n=295) demonstrated that DHESC injection was slower to peak effect than sumatriptanSC injection but maintained effect for longer with lower recurrence rates Sumatripan (SC) achieved higher rates of pain relief in first 2h post-dose, but was surpassed by DHE (SC) by 4h Migraine recurrence within 24h occurred in 45% of sumatriptan subjects vs only 17.7% in the DHE group 1. Winner et al., Arch Neurol 1996 DHE sumatriptan % of subjects with recurrence within 24h DHE sumatriptan % of subjects with pain relief

STS101 addresses the common and clinically significant problem of migraine recurrence and provides long-lasting efficacy as desired by the majority of migraine patients Recurrence rates up to ~50% reported in triptan RCTs1 “It is a clinical observation that if [patients] are treated with a triptan they risk multiple recurrences with intake of triptans one or two times a day for several days”1 Repeated use of triptans risks medication overuse headache Gepants: an optional second dose of ubrogepant was taken in 38-50% of attacks across Ph3 trials4,5,6 Repeated use of gepants is costly A survey of nearly 180 triptan users found7: 61% of subjects experienced worsening of pain after maximum relief Recurrence and need for re-dosing / rescue were leading reasons for dissatisfaction 79% of subjects expressed willingness to try another acute medication Sources: 1. Tfelt-Hansen, J of Headache Pain 2009; 2. Leinisch-Dahlke, Cephalalgia 2004; 3. Malik, Headache 2006; 4. Dodick et al., NEJM 2019; 5. Lipton et al., JAMA 2019; 6. Ailani et al. Headache 2020; 7. Bigal et al., Headache 2007 Preventing headache recurrence and need for re-dosing/rescue medication are among top patient desires in an acute treatment2,3,7 The majority of surveyed patients express a preference for a treatment with slower onset and long duration of effect over a fast-acting treatment with shorter duration of effect2,3 Recurrence and need for re-dosing / rescue are significant problems with all triptans1 and gepants In a published survey of 486 migraine patients, 80% expressed a preference for a slower-acting drug with a longer duration of action over a faster-acting drug with a shorter duration of action (20%)2 In another published survey of 127 patients, most patients (55%) preferred a long-acting agent versus a rapid-onset, short-acting agent (45%)3

Patient preferences in an acute treatment for migraine* STS101 performance (unless otherwise noted, all results are from SUMMIT trial) (* denotes p<0.05) Efficacy Excellent Pain-free, MBS-free, and Total Migraine Freedom responses at all time points from 3h* through 48h* Fast onset Good Pain Relief by 2h post-dose* Absolute Pain-free and MBS-free response rates 0-2h comparable to gepants ~70-74% of ASCEND and 33%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that STS101 works faster than their usual medication ~67-71% of ASCEND subjects and 44%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that STS101 returned them to normal faster than their usual migraine medication Long duration of effect without recurrence or need for re-dosing/rescue Excellent Sustained Pain free 2-24h*, 3-24h* and 4-24h* Sustained MBS-free 2-24h*, 3-24h* and 4-24h* Sustained Pain Relief 2-24h*, 3-24h* and 2-48h* Less use of rescue medication within 24h* and 48h* in SUMMIT ; use of rescue medication in ~5% of all attacks in ASCEND ~62-69% of ASCEND subjects and 44%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that compared to their previous medication, STS101 kept their migraine(s) from coming back Consistency Excellent ~70-74% of ASCEND subjects “Agreed” or “Strongly Agreed” that STS101 more consistently treated their migraines as compared to their previous medication Tolerability Excellent Low rates of local and systemic adverse events, including iatrogenic nausea, in all trials to date Convenience Excellent ~89-92% of ASCEND subjects and ~94% of SUMMIT subjects found STS101 “Easy” or “Very Easy” to use STS101 attributes align with what patients want in an acute treatment * Bigal et al., Headache 2007

STS101 achieved absolute Pain-free and MBS-free response rates from 0-2h similar to gepants

- Comparison of absolute response rates 0-2h for STS101 (SUMMIT), NURTEC and UBRELVY (PI)
- Gepant trials had lower placebo-response rates

	STS101 / SUMMIT	Gepant / Ph3 trials
Pain Free at 2h - Active	20.4%	19.2% – 21.8%
Placebo	17.5%	11.8% - 14.3%
MBS Free at 2h - Active	37.8%	35.1% - 38.8%
Placebo	32.9%	25.2% - 27.7%



% of Subjects Pain Free (0–2h)
STS101
Nurtec
Ubrelvy
% Responders
0
10
20
0.5
1.0
1.5
2.0
Time from dosing (hours)



% of Subjects Free From MBS (0–2h)
STS101
Nurtec
Ubrelvy
% Responders
10
20
30
40
0.5
1.0
1.5
2.0
Time from dosing (hours)

SUMMIT subjects who did not report data at a timepoint or who used any rescue medication prior to timepoint were imputed to be treatment failures

Sources: NURTEC and UBRELVY prescribing information; Ubrogepant and Rimegepant Ph3 efficacy trials results (n=5)

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AHS acute treatment goals STS101 performance (unless otherwise noted, all results are from SUMMIT trial) (* denotes p<0.05) RAPID and CONSISTENT freedom from pain and associated symptoms, especially the most bothersome symptom, WITHOUT RECURRENCE RAPID: Good Pain-free, MBS-free, and Total Migraine Freedom responses at all time points from 3h* through 48h* Absolute Pain-free and MBS-free response rates 0-2h comparable to gepants ~70-74% of ASCEND and 33%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that STS101 works faster than their usual medication ~67-71% of ASCEND subjects and 44%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that STS101 returned them to normal faster than their usual migraine medication CONSISTENT: Excellent ~70-74% of ASCEND subjects “Agreed” or “Strongly Agreed” that STS101 more consistently treated their migraines as compared to their previous medication WITHOUT RECURRENCE: Excellent Sustained Pain free 2-24h*, 3-24h* and 4-24h* Sustained MBS-free 2-24h*, 3-24h* and 4-24h* Sustained Pain Relief 2-24h*, 3-24h* and 2-48h* Less use of rescue medication within 24h* and 48h* in SUMMIT ; no use of rescue medication in ~5% of all attacks in ASCEND ~62-69% of ASCEND subjects and 44%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that compared to their previous medication, STS101 kept their migraine(s) from coming back Restored ability to function Good SUMMIT subjects reported normal function by 4h* ~67-71% of ASCEND subjects and 44%* of SUMMIT subjects “Agreed” or “Strongly Agreed” that STS101 returned them to normal faster than their usual migraine medication Minimal need for repeat dosing or rescue medications Excellent Less use of rescue medication versus placebo within 24h* and 48h* in SUMMIT ; no use of rescue medication in ~5% of all attacks in ASCEND ASCEND subjects utilized a second dose in less than 20% of all treated attacks Minimal or no adverse events Excellent Low rates of local and systemic adverse events, including iatrogenic nausea, in all trials to date STS101 profile aligns with the American Headache Society’s consensus goals for acute treatment of migraine Sources: Ailani et al., Headache 2021 AHS guidelines: “Use evidence-based treatments” with highest quality evidenced established via RCT

STS101 safety and tolerability compare favorably with approved DHE products Treatment-emergent AE rates STS101 SUMMIT / ASCEND trials DHE liquid nasal sprays DHE injection Nausea 1.9% / 4.9% 10% ~16% (SC) Est. >50% (IV) Vomiting 0.8% / 1.7% 4% ~7% (SC) Local (nasal) irritative adverse effects 15.5% / 28.8% TRUDHESA: 52.3% MIGRANAL: ~30% -na- Nasal discomfort 8.3% / 11.3% 6.8% -na- Dysgeusia / altered taste 3.7% / 7.6% 8% -na- Congestion 3.1% / 4.9% 15% - 19.7% -na- Package-related injury / laceration 0% / 0% 1.7% ?? % of subjects who withdrew from open-label, long-term safety trial due to TEAE 4.1% (ASCEND) 6.5% -na- Sources: MIGRANAL and Trudhesa prescribing information; TRUDHESA Summary Basis of Approval; Smith et al., Headache 2021; Winner et al., Arch of Neurol 1996; Kollins et al., AHS 2022

Our primary market research points to large STS101 commercial opportunity E.g., surveyed physicians consistently indicate intent to prescribe STS101 to ~30% of their migraine patients, irrespective of 2h efficacy results / labeling

Satsuma pharmaceuticals

- We have fielded four market research surveys to high-prescribers of migraine therapies (n=100 respondents / survey)
- Survey respondents were shown product profiles (i.e., "Product Z") and asked, "For what percent of your migraine patients do you anticipate prescribing Product Z?" Product profiles were consistent across the 4 surveys, with the exception of the efficacy information, which varied across surveys.
- **Irrespective what efficacy information was included in the Product Z profile, respondents consistently indicated intent to prescribe Product Z to ~30% of their migraine patients**
- **Key drivers of physician interest in Product Z were: DHE as active ingredient, ease-of-use and convenience, and favorable safety and tolerability**

	Survey 1	Survey 2	Survey 3	Survey 4
Date	2021	2021	2022 (post-SUMMIT readout)	2023
Number of respondents	100	100	100	100
Efficacy information included in Product Z profile	**% Pain Free at 2h** 23% for Product Z 15% for Placebo **8% effect size ($p<0.05$)**	**% Pain Free at 2h** 28% for Product Z 12% for Placebo **16% effect size ($p<0.05$)**	**% Pain Free at 2h (actual SUMMIT results)** 20.4% for Product Z 17.5% for Placebo **2.9% effect size ($p>0.05$)**	**Clinical Trials section 2.4 of MIGRANAL label** (showing effect on Pain Relief at 2h in 3 of 4 Ph3 trials)
% of patients for which respondents indicated they intend to prescribe Product Z	**~30%**	**~30%**	**~30%**	**~30%**

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We believe STS101 has high probability of FDA approval, with strong arguments for inclusion of SUMMIT efficacy results in label Straightforward and precedented path to regulatory approval via 505(b)(2) pathway based on FDA feedback from May 2022 Type B pre-NDA clinical and CMC meetings and two previous Type C meetings FDA agrees that requisite 505(b)(2) scientific bridge to listed products (D.H.E. 45 intramuscular DHE injection and MIGRANAL) appears to have been established via bracketing approach FDA agrees that data from ASCEND long-term, open-label safety trial appear sufficient to support NDA submission and potential approval In 3 meetings, FDA has consistently indicated that a Phase 3 efficacy trial, such as SUMMIT, is optional and not necessary for approval. (Satsuma undertook SUMMIT to provide differentiating efficacy data in the label.) Satsuma and its expert regulatory advisors believe there are strong arguments for including SUMMIT trial efficacy results in STS101 prescribing information Status & timelines Completed clinical and CMC pre-NDA meetings in Q2 2022; no issues of concern identified Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 File NDA NDA approval Commercial introduction

Conclusions STS101 has a unique and differentiated clinical profile A single-dose of STS101 provides robust and sustained anti-migraine efficacy with minimal need for re-dosing or rescue Convenient and easy-to-use Favorable safety and tolerability STS101 clinical profile is supported by highest-quality evidence generated in a large Phase 3 clinical program (that includes the 1,591-subject SUMMIT RCT) Aligns with what the majority of migraine patients want in an acute treatment Aligns with the American Headache Society’s goals for acute treatment of migraine STS101 has significant commercial potential: our primary market research indicates physicians have high interest in STS101 and express intent to prescribe for ~30% of their migraine patients High probability of FDA approval, with strong arguments for including SUMMIT trial efficacy results in STS101 label

Thank you